EXHIBIT 99.2

Pacer and Union Pacific Railroad Enter New Agreement to Service Cross Border Automotive Parts Business

DUBLIN, Ohio, October 24, 2012 (BUSINESS WIRE)—Pacer International, Inc. (Nasdaq: PACR), a leading North American freight transportation and global logistics services provider, is pleased to announce that it has entered into a multi-year agreement to arrange, manage and provide intermodal freight transportation services for both automotive parts and freight-all-kinds shipments between the US, Mexico and Canada for Union Pacific Railroad. Pacer will also act as Union Pacific’s network logistics manager for cross-border shipments and provide rail container and chassis management services for Union Pacific in Mexico.

Pacer and Union Pacific recognize cross-border intermodal’s importance to North American manufacturing. Over the next several years, manufacturing capacity and activity are expected to increase in Mexico. Pacer’s industry leading position in cross-border intermodal logistics coupled with its expertise and infrastructure in Mexico provide the platform for continued growth of this important market.

“Providing cost effective and reliable transportation solutions, particularly for automotive parts customers, is the goal of this new agreement. Additionally, as part of this agreement, Pacer will pursue automotive parts shipments as a retail provider of door-to-door intermodal services. The close relationship between Pacer and Union Pacific is strengthened by this new agreement. Pacer will also use this opportunity to enhance our on-going development of east-west intermodal business. Pacer is committed to supporting and developing this important market with Union Pacific and our other rail carriers,” said Dan Avramovich, chairman and CEO of Pacer.

ABOUT PACER INTERNATIONAL (www.pacer.com)

Pacer International, a leading asset-light North American freight transportation and logistics services provider, offers a broad array of services to facilitate the movement of freight from origin to destination through its intermodal and logistics operating segments. The intermodal segment offers container capacity, integrated local transportation services, and door-to-door intermodal shipment management. The logistics segment provides truck brokerage, warehousing and distribution, international freight forwarding, and supply-chain management services. For more information on Pacer International visit www.pacer.com.

SOURCE: Pacer International, Inc.

USE OF NON-GAAP FINANCIAL MEASURES: This press release contains “non-GAAP financial measures” as defined by the Securities and Exchange Commission. These non-GAAP measures are adjusted intermodal revenue, adjusted intermodal gross margin and adjusted intermodal operating income, each of which excludes from 2011 results the impact of the previously announced volume reduction of the ocean carrier customer that transitioned its western business directly to the railroad. Adjusted intermodal operating income also excludes from 2011 results the gain on the sale of railcar assets. Non-GAAP measures are used by management and the Board of Directors in their analysis of the company’s ongoing core operating performance. Management believes that these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company’s core businesses and allows investors to more easily compare operating results from period to period. A tabular reconciliation of the differences between the non-GAAP financial information discussed in this release and the most directly comparable financial information calculated and presented in accordance with GAAP is contained in the financial summary statements attached to this press release.

CERTAIN FORWARD-LOOKING STATEMENTS: This press release contains or may contain forward-looking statements, including earnings per share and revenue guidance for 2012 and earnings per share guidance for 2013, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions. Among the important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are general economic and business conditions including the current U.S. and global economic environment and the timing and strength of economic recovery in the U.S. and internationally; industry trends, including changes in the costs of services from rail, motor, ocean and air transportation providers; competitive pressures that may limit our ability to pass through cost increases from the transportation providers to our customers; our ability to implement operational and cost improvements and execute growth plans; our success at growing our direct US-Mexico or other business to offset declines in revenue and margins for equipment and services under our new Cross-Border Agreement with UP; and other risks discussed in the Company’s Form 10-K and other filings with the Securities and Exchange Commission, which are incorporated herein by reference. Should one or more of these risks or uncertainties materialize, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described herein as anticipated, believed, expected or intended. Except as otherwise required by federal securities laws, the company does not undertake any obligation to update such forward-looking statements whether as a result of new information, future events or otherwise.

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INVESTOR CONTACT:

Pacer International, Inc.

Steve Markosky, 614-923-1703

VP Investor Relations & Financial Planning & Analysis

steve.markosky@pacer.com

MEDIA CONTACT:

Princeton Partners

Erin Bijas

Senior Account Manager, Public Relations

(609) 452-8500 x118; 732-895-0792 (mobile)

ebijas@princetonpartners.com